EXPLORATION AGREEMENT



         This Agreement is made and entered into this 1st day of November, 1997, by and between PARALLEL PETROLEUM CORPORATION ("Parallel"), SUE-ANN PRODUCTION COMPANY ("Sue-Ann"), TAC RESOURCES, INC.("TAC"), ALLEGRO INVESTMENTS, INC. ("Allegro"), (said Parties being sometimes hereinafter collectively referred to as "Parallel/Sue-Ann"), BETA OIL & GAS, INC. ("Beta"), PEASE OIL & GAS COMPANY ("Pease"), MEYER FINANCIAL SERVICES, INC. ("Meyer"), and FOUR-WAY TEXAS, L.L.C. ("Four-Way") (said parties being sometimes hereinafter collectively referred to as "Beta/Pease");
                                                     WITNESSETH:
         WHEREAS, Parallel/Sue-Ann have identified the lands outlined on the map attached as Exhibit "A" hereto, except the lands and depths covered by the Leases described on Exhibit "B" hereto (the "Excluded Lands") , as an area that they desire to jointly explore for the production of oil and gas;
         WHEREAS, Parallel/Sue-Ann have acquired the Leases and Seismic Options (as those terms are defined below) described in Exhibits "C-1" and "C-2" hereto (such Leases and Options being collectively referred to as the "Existing Leases and Options") covering the interests in the lands described in such agreements;
         WHEREAS, Parallel/Sue-Ann desire to conduct 3-D Seismic Operations across most of the Contract Lands; and
         WHEREAS, Beta, Pease, Meyer and Four-Way desire to acquire the undivided interests in the Existing Leases and Options and participate in the 3-D Seismic Operations to be conducted by Parallel/Sue-Ann, all as described below;
         NOW, THEREFORE, in consideration of the premises, the mutual covenants, agreements and obligations set forth herein, and the mutual benefits to be received hereunder, the Parties hereto agree as follows:

         ARTICLE 1.  DEFINITIONS
         For the purposes of this Agreement, the following terms shall have the meanings designated below:

         1.1 "3-D Seismic Operations" means all operations which are necessary to produce a three-dimensional seismic data grid over the portion of the Contract Lands on which the Parties conduct such operations, including the processing and interpretation of such data.
         1.2 "Contract Lands" shall mean the lands lying within the area outlined by the bold, solid line on Exhibit "A" hereto, except the Excluded Lands; provided, however, the "Contract Lands" may be enlarged or contracted to the same extent that all of the Parties agree to expand or contract the 3-D Seismic Operations to be conducted pursuant to Section 4.2 hereof.
         1.3 "Existing Leases and Options" means those Leases and Seismic Options (as such terms are defined below) which are described in Exhibits "C-1" and "C-2" hereto, including any such Leases and Options which are renewed or extended pursuant to Article 2.3 hereof.
         1.4 "Initial Interest" means a Party's initial interest hereunder as set forth in Article 3.1 hereof. 1.5 "Jointly-Owned Lease" means a Lease (as defined below) in which two or more of the Parties own an interest pursuant to the terms of this Agreement.
         1.6 "Lease" means oil and gas lease, oil, gas and mineral lease, unleased mineral interest, or sublease thereof, operating rights or other rights or partial interest therein, which authorize the owner thereof to explore any portion of the Contract Lands for (and/or produce) oil and/or gas therefrom, and the right to acquire any of the foregoing. This term also includes top leases, farmout agreements or any other type of agreement under which the right to explore and/or develop a portion of the Contract Lands can be earned including Seismic Options (as defined below).
         1.7 "Lease Burden" means any production sale contract, lien, encumbrance, royalty, overriding royalty interest, net profits interest, production payment, carried interest, reversionary working interest or other charge upon a leasehold interest or the production therefrom.
         1.8 "Net Mineral Acres" are calculated by multiplying the undivided interest in the minerals covered by a Lease or Seismic Option times the number of gross acres covered by such Lease or Seismic Option times a Party's undivided interest in such Lease or Seismic Option.
         1.9 "Party" means either Parallel, Sue-Ann, TAC, Allegro, Beta, Pease, Meyer or Four-Way or any other person or entity which hereafter becomes a party hereto or is otherwise subject to the terms hereof.

         1.10 "Proportionate share", except as otherwise provided for hereinbelow, shall be calculated by dividing a Party's Initial Interest percentage by the aggregate of the Initial Interests of all of the Parties who are to share an interest or an obligation pursuant to the terms hereof. In circumstances where one or more Parties do not participate in a project or acquisition, "proportionate share" shall be determined with reference to the Parties who participate in such project or acquisition.
         1.11  "Prospect"  means an area,  designated as a Prospect  pursuant to
Article 5.1 hereof, within which there is expected to occur, based upon the information developed as a result of 3-D Seismic Operations, a commercial accumulation of oil and/or gas in a specific structural or stratigraphic trap.
         1.12 "Seismic Option" or "Option" means an agreement which entitles a Party to conduct 3-D Seismic Operations on a portion of the Contract Lands with an option to acquire a Lease covering all or a portion of such lands.
         1.13 "Subsequently Created Burden" means a Lease Burden which is created by a Party subsequent to its acquisition of the interest which is subject to the burden.
         1.14     Other terms are defined elsewhere in this Agreement.

         ARTICLE 2. ACQUISITION OF INTEREST IN EXISTING LEASES AND OPTIONS
         2.1 Initial Acquisition. Beta, Pease, Meyer and Four-Way agree to acquire from Parallel the following interest set forth opposite their name in the Existing Leases and Options:
         Beta  ..................................................20%
         Pease  ...............................................12.5%
         Meyer  ..................................................2%
         Four-Way  ...............................................1%
For such interests, Beta, Pease, Meyer and Four-Way agree to pay Parallel the sum of One Hundred Thirty-Three and 33/100 Dollars ($133.33) per Net Mineral Acre covered by the respective undivided interests in the Existing Leases and Options so acquired by such Parties. Parallel has represented to Beta, Pease, Meyer and Four-Way that the Existing Leases and Options described in Exhibits "C-1" and "C-2" hereto cover at least 17,654 Net Mineral Acres. Accordingly, Beta, Pease, Meyer and Four-Way initially shall pay Parallel the sum set forth opposite their name for the interest each acquires under this Article 2.1:
         Beta  ..........................................$470,773.00
         Pease  .........................................$294,216.00

         Meyer  ..........................................$47,077.00
         Four-Way  .......................................$23,539.00
Beta, Pease, Meyer and Four-Way shall pay Parallel such sums upon the complete execution hereof. Upon receipt of such payment, each such Party will be assigned its respective percentage interest (as set forth above in this Article 2.1) in the Existing Leases and Options. In the event it is determined that the Existing Leases and Options cover less than 17,654 Net Mineral Acres, Parallel shall refund to Beta, Pease, Meyer and Four-Way the amounts that such Parties overpaid for their respective Initial Interests acquired under this Article 2.1. If it is determined that the Existing Leases and Options cover more than 17,654 Net Mineral Acres, Beta, Pease, Meyer and Four-Way shall pay Parallel an additional sum equal to their proportionate share of the number of Net Mineral Acres covered by the Existing Leases and Options in excess of 17,654 Net Mineral Acres.
         2.2 Subsequently-Acquired Leases and Options. All of the Parties hereto agree to acquire and pay their proportionate share (as provided hereinbelow) of the cost of any Leases or Seismic Options, including a Lease or an option in renewal of an expiring Lease or Option as provided in Article 2.3 (a "Subsequently-Acquired Lease or Option"), which are acquired by a Party from an unaffiliated third party prior to the conclusion of 3-D Seismic Operations. For the purposes of this Article 2.2, the proportionate shares of the interests and costs of a Subsequently-Acquired Lease or Option of the Parties comprising Parallel/Sue-Ann shall be as follows:
          Parallel.................................................79.125%
          Sue-Ann..................................................16.875%
          TAC.......................................................1.000%
          Allegro...................................................3.000%

Beta, Pease, Meyer and Four-Way agree to purchase their proportionate share of such Subsequently-Acquired Leases or Options from Parallel for a price equal to the actual total cost thereof plus one-third (1/3) of such total cost thereof. The Party initially acquiring such interest shall promptly notify the other Parties comprising Parallel/Sue-Ann of the acquisition of such interest. Such notice shall contain the same information as is required in Article 6.3 for an AMI Interest. The other Parties comprising Parallel/Sue-Ann shall promptly reimburse the acquiring Party for their proportionate share of the actual total cost thereof. Upon receipt of a Party's proportionate share of the costs of acquiring such interest, the acquiring party shall promptly assign to such Party its proportionate share of such interest (as set forth above in this Article 2.2). Upon Parallel's acquisition of its proportionate share of a Subsequently-Acquired Lease or Option, it shall notify Beta, Pease, Meyer and Four-Way of such acquisition and invoice them for their proportionate share thereof at a price equal to the total cost of acquiring such Lease or Option plus one-third (1/3) of such total cost. Upon receipt of the purchase price from such Party Parallel shall promptly assign to such Party its proportionate share of such interest.
         2.3 Expiring Options. If any Leases or Options covered hereby will expire prior to the completion of the 3-D Seismic Operations contemplated herein and the exercise of the Options to acquire Leases under such Options, the Party originally acquiring such expiring Lease or Option shall use its best efforts to renew such Leases or Options for a sufficient period of time to complete the proposed 3-D Seismic Operations thereon and exercise any such Options thereunder. All such renewals shall be treated in the same manner as set forth in Article 2.2, above, pertaining to Subsequently-Acquired Leases and Options.

         ARTICLE 3.  INTERESTS OF THE PARTIES
         3.1 Initial Interests of the Parties. The Initial Interests of the Parties hereunder will be as follows:
                  --------------------------------
         Parallel..........................................    43.625%
         Sue-Ann...........................................    16.875%
         TAC..............................................      1.000%
         Allegro..........................................      3.000%
         Beta..............................................    20.000%
         Pease.............................................    12.500%
         Meyer  ..........................................      2.000%
         Four-Way  .......................................      1.000%

All Existing Leases and Options will be owned by the Parties in accordance with their respective Initial Interests. All Subsequently-Acquired Seismic Options will be owned in the same proportions as the Parties' Initial Interests, provided that each Party has paid its proportionate share of the cost thereof as provided in Section 2.2. If a Party fails to pay for its proportionate share of a Subsequently-Acquired Seismic Option, such Seismic Option will be owned by the Parties who paid their original proportionate share of the costs thereof. Such Parties will pay their proportionate share of the total cost thereof and such interests shall be owned by such Parties in the proportions that their respective Initial Interests hereunder bear to the aggregate of such Parties' Initial Interests.
         3.2 Existing Burdens. Each Party's interest under this Agreement, in the Leases and Seismic Options covered hereby and the Leases acquired and to be acquired pursuant hereto, shall be subject to and burdened by its proportionate share of all existing operating agreements, existing and pending pooling and spacing orders and all Lease Burdens other than Subsequently Created Burdens. Each Party hereto hereby assumes and agrees to perform its proportionate share of the obligations under all Leases and Seismic Options and the Leases acquired pursuant to this Agreement and the other obligations described in this Article, but only to the extent that such obligations arise after the acquisition of such Leases and Seismic Options by such Party.

                                            ARTICLE 4. SEISMIC OPERATIONS
         4.1 Existing Seismic, Geologic and Other Subsurface Data. Except as prohibited by law or by agreements with third parties, upon request, each Party owning existing seismic data pertaining to the Contract Lands shall furnish copies of all of such data to any Party requesting such data, together with any geologic or other subsurface data that could be useful in the interpretation of such seismic data. The Party requesting such data shall bear the expense of copying it. The Party owning any seismic or other data which may not be copied shall, upon request, make such data available to the Party requesting such data during normal business hours.
         4.2 3-D Seismic Operations. Parallel shall serve as Operator in conducting all 3-D Seismic Operations. All Parties agree to conduct such operations on all or substantially all of the Contract Lands. The Parties may, by unanimous agreement, reduce the number of sections on which such operations will be conducted (for example, where technical, legal or operational considerations indicate that such reduction is warranted). Beta and Pease desire to participate in such 3-D Seismic Operations. The Parties shall bear the following proportions of the total cost of all 3-D Seismic Operations:
         Parallel........................................  31.79166%
         Sue-Ann.........................................  16.87500%
         TAC............................................    1.00000%
         Allegro.......................................     3.00000%
         Beta............................................  26.66667%

         Pease...........................................  16.66667%
         Meyer..........................................    2.66667%
         Four-Way  .....................................    1.33333%
Subject to Article 5.1.1, the data that is obtained from such 3-D Seismic Operations shall be owned by the Parties in the proportions of their Initial Interests hereunder. The Parties agree to work together in a spirit of cooperation and in good faith in planning and causing the 3-D Seismic Operations to be conducted as contemplated and provided herein, as well as in sharing the data collected therefrom and the interpretations thereof. Such interpretations shall in no way be deemed a representation that such interpretations are accurate or correct. Such interpretations shall be given merely as a means of sharing such Party's analysis and ideas regarding such data.
         4.3 Confidentiality of Seismic Data. Except as provided below, each Party agrees to keep all seismic data obtained pursuant to Article 4.2 confidential for a period of seven (7) years from the date hereof. After the expiration of seven (7) years from the date hereof, any Party may sell the data it acquired pursuant to Article 4.2. Each Party owning an interest in such data shall receive its proportionate share of the proceeds of any such sale. Any data acquired from another Party pursuant to Article 4.1 shall forever be kept confidential by the Parties; provided, however, that the Party who originally contributed such data may share, sell or otherwise dispose of such data that does not pertain to a Prospect to a third party after the expiration of one (1) year from the date hereof, and the other Parties shall have no interest in the proceeds from such sale. Notwithstanding the foregoing, a Party may disclose seismic data to a prospective purchaser or farmee of such Party's interest, provided (i) such disclosure is limited to the Prospect under consideration for sale or farmout, (ii) the prospective purchaser or farmee must review such data in the affected Party's offices and may not copy such data, and (iii) such prospective purchaser or farmee must execute a confidentiality agreement to prevent further disclosure and unauthorized use of such data.
         4.4 Review of Seismic Data. The Parties agree to cooperate in good faith in reviewing the seismic data obtained hereunder. Such data should be reviewed by the Parties as soon as practicable after the data for a particular area is available so that the Parties can make a decision as to whether or not to exercise any of the Options to acquire Leases under any of the Seismic Options pertaining to such area.

         ARTICLE 5. EXERCISE OF OPTIONS
         5.1 Designation of Prospects. The Parties shall cooperate in good faith to establish Prospects within the Contract Lands as soon as practicable after the data for an area has been processed and interpreted. Any Party may designate a Prospect within seven (7) years from the date hereof by giving the other Parties written notice of such designation. Such notice shall contain a map which reflects the outline of the lands to be included within such Prospect, together with a description of the seismic data, prospective feature and any interpretative data or maps upon which such Prospect is based. The Parties receiving notice of the designation of a Prospect shall have fourteen (14) days after receipt of such notice in which to elect in writing whether or not they will participate in such Prospect. Any Party which has not furnished the Party designating a Prospect with its written election to participate in a Prospect within said fourteen-day period conclusively shall be presumed to have elected not to participate in the Prospect so designated. Any Party not participating in a Prospect shall promptly assign all of its interest in the Options or Leases covering lands lying within such Prospect to the Parties participating in such Prospect, in the proportions of their respective interests therein.

                  5.1.1 Extension; Additional Seismic Operations. In the event a Prospect includes lands lying on the border of the Contract Lands, one or more of the Parties participating in such Prospect may propose the conducting of additional 3-D Seismic Operations to obtain seismic data on lands lying outside of the Contract Lands but reasonably anticipated to be underlain by the feature for which such Prospect was designated. In the event all Parties participating in such Prospect agree to participate in the additional seismic operations, the Prospect shall be enlarged to cover the lands included in such proposed additional shooting and all such Parties shall bear their proportionate share of the costs of such additional seismic operations. A Party participating in the original Prospect may elect not to participate in expanding the Prospect by conducting additional 3-D Seismic Operations, in which event the lands covered by the additional 3-D Seismic Operations shall constitute a separate Prospect in which only the Parties conducting such operations will participate. Notwithstanding the foregoing, the expanded Prospect shall not include any lands on which (i) the Parties electing to participate in the expanded Prospect are unable to obtain a Lease or an Option from a third party or (ii) a Party owns a Lease or Option which has been committed to an agreement with a third party prior to the date hereof.
                  5.2 Acquisition of Leases Within Prospects. The Parties participating in a Prospect will acquire and pay for Leases covering lands within such Prospects upon the terms provided for in the applicable Seismic Options or upon such other terms as the Parties can mutually agree upon if some Leases are not governed by the terms of a Seismic Option.
         5.3 Minimum Acreage Obligation. In the event the Leases acquired by Parties electing to participate in Prospects do not satisfy the minimum acreage selection requirements under one or more of the Seismic Options, then each Party must acquire and pay for its proportionate share of the Leases which must be acquired in order to fulfill any such minimum acreage selection requirements.

         ARTICLE 6. AREA OF MUTUAL INTEREST
         6.1 Establishment of Area of Mutual Interest. The Contract Lands are hereby established as an Area of Mutual Interest for a term of seven (7) years from the date of this Agreement. Thereafter, those lands lying within a Prospect which has been designated as provided in Article 5.1 shall be established as an Area of Mutual Interest for the Parties then owning an interest in such Prospect for as long as any Jointly-Owned Lease covering lands within such Prospect is in force and effect as to such land.
         6.2 Acquisition of Interest. After all of the 3-D Seismic Operations have been completed (through the interpretation of the data obtained therefrom), except as otherwise provided in this Article 6, if during the term of the Area of Mutual Interest a Party (the "Acquiring Party") acquires from an unaffiliated third party a Lease covering lands lying within such Area of Mutual Interest (an "AMI Interest"), the other Parties (the "Non-Acquiring Parties") shall have the first and prior right to acquire their proportionate share of such interest upon the terms set forth below. If an AMI Interest covers lands lying within a Prospect in which a Party has elected not to participate pursuant to Articles
5.1 or 8.4 hereof, such Party shall offer one hundred percent (100%) of such interest to the Parties participating in such Prospect.

         6.3 Notification. The Acquiring Party shall notify the Non-Acquiring Parties in writing of the acquisition of an AMI Interest. Such notice shall set forth (i) a description of the interest acquired, (ii) the total cost of the interest, including all land and legal costs associated with the acquisition thereof, (iii) the proportionate share of such interest that the Non-Acquiring Parties are entitled to acquire, and (iv) any other pertinent terms of such acquisition, including copies of such Leases, assignments, bank drafts or other evidence of payment for such interest.
         6.4 Election Period. The Non-Acquiring Parties shall have ten (10) days from the receipt of such notice to elect to acquire. If any Non-Acquiring Party elects to acquire its proportionate share of the AMI Interest, such election shall be given in writing to the Acquiring Party within ten (10) days after receipt of notice of the acquisition of the interest. If the Acquiring Party has not received an election in writing from a Non-Acquiring Party within said ten-day period, such Non-Acquiring Party conclusively shall be presumed to have elected not to acquire its proportionate share of the AMI Interest.
         6.5 Binding Obligation. An election by a Non-Acquiring Party to acquire its proportionate share of a AMI Interest shall constitute a binding obligation of such Non-Acquiring Party to pay its proportionate share of the total cost of the AMI Interest within thirty (30) days from the date that the Non-Acquiring Party receives notice of the acquisition of such interest. If the Non-Acquiring Party elects to acquire its proportionate share of an AMI Interest, the notice of acquisition shall be deemed to be an invoice for the Non-Acquiring Party's proportionate share of the total cost of such interest. If a Party fails to pay its proportionate share of the cost of such an AMI Interest within said thirty-day period, such Party shall then be conclusively deemed to have elected not to acquire its proportionate share of such interest and the Acquiring Parties shall have the right to acquire their proportionate share of such interest.
         6.6 Assignment of AMI Interest. The Acquiring Party shall execute and deliver an Assignment to each Non-Acquiring Party which elects to acquire its proportionate share of an AMI Interest as soon as practical after receiving the Non-Acquiring Party's proportionate share of the total cost thereof.

         6.7 Renewal and Extension Leases. Except as required in Article 2.3, if a Party shall at any time acquire a renewal or extension of a Jointly-Owned Lease (a "Renewal or Extension Lease"), each Non-Acquiring Party shall have the first and prior right to acquire its proportionate share thereof. The acquisition of a Renewal or Extension Lease pursuant to this Article 6.7 shall be treated just as if it was an AMI Interest under Article 6.3 hereof. For the purposes of this provision, the term "Renewal or Extension Lease" shall mean any Lease which is acquired before the expiration of a prior Jointly-Owned Lease or taken or contracted for within one (1) year from the expiration of a Jointly-Owned Lease, but shall not include an Option acquired in renewal of an Expiring Option as provided in Article 2.3.

         ARTICLE 7. SALE, FARMOUT OR OTHER DISPOSITION OF AN INTEREST TO A THIRD PARTY
         Any Party may farm out or otherwise dispose of all or a portion of its interest in any Jointly-Owned Lease to a third party. The Party desiring to sell, farm out or otherwise dispose of such interest must notify the other Parties in writing of all of the terms of such trade.

         ARTICLE 8. SUBSEQUENT OPERATIONS
         8.1 Operator. Sue-Ann shall have the first and prior right to be the Operator for all operations conducted on the Contract Lands except the 3-D
Seismic Operations, provided that it has elected to participate in the acquisition of the Leases covering the portion of the Contract Lands on which such operations are to be conducted. Except as otherwise hereinabove provided, a majority in interest of the Parties participating in a well may mutually agree that any of them or some third party may serve as Operator for any such well. Except as otherwise agreed by the Parties, any Party participating in a Prospect may, by forty-five (45) days' prior written notice to the other participating Parties, cause the commencement of drilling operations on the Initial Well to be drilled on such Prospect; subject, however, to the provisions of Article 8.3.
         8.2 Operating Agreement. Except as provided herein, all operations conducted on the Contract Lands shall be conducted in accordance with the terms of an Operating Agreement substantially in the form attached as Exhibit "D" hereto. A separate Operating Agreement shall be executed for each Prospect, with the first well drilled in such Prospect to be designated as the Initial Well. A commencement date for such Initial Well will be included in the Operating Agreement upon execution only if agreed to by all participating Parties at that time; otherwise, the commencement date will be determined pursuant to Article
8.1. The share of costs which each Party must bear and the interest of each Party in the production from each well drilled under the Operating Agreement will be determined on a well-by-well basis.
         8.3 Limitation on Number of Wells Drilling. Only two (2) exploratory wells shall be drilling on the Contract Lands at any time unless it is necessary to commence a well while another well is being drilled in order to perpetuate a Lease or otherwise satisfy the terms of a continuous drilling obligation.

         8.4 Non-Consent Election on the Drilling of a Well. If a Party elects not to participate in the drilling of any well in a Prospect established under
Section 5.1 hereof, such Party shall relinquish all of its rights and interests in that Prospect proportionately to the other Parties who elect to participate in the drilling of such well save and except such non-consenting Party's interest in any wells in such Prospect in which such Party participated in drilling and the proration unit or spacing unit therefor, provided that the well in which such Party elected not to participate is commenced within the time prescribed provided in the applicable Operating Agreement.

         ARTICLE 9.  REMEDIES FOR NON-PAYMENT
         All of the payments required to be made by a Party hereunder shall be made on or before such payments are due. The failure of any Party to pay an amount due hereunder by the date that it is due shall constitute a breach of this Agreement. The remedies for failure to make the payments required by
Article 6.5 (pertaining to the acquisition of an AMI Interest), Article 6.7 (pertaining to Renewal and Extension Leases) and the payments required under an applicable Operating Agreement shall be governed by the provisions of such Articles or the Operating Agreement (as the case may be). For all other payments to be made hereunder, the Party to whom such a payment is not made when due shall have the right to make written demand on the Party from whom such payment is past due. If the Party receiving such written demand fails to make the required payment within sixty (60) days from the date that it receives such written demand, such Party shall relinquish all of its interest under this Agreement (including, but not limited to all of the interest that it acquired pursuant to the terms hereof in any Leases, Options, seismic data and wells drilled on the Contract Lands) to the Party to whom such payment is owed. The Party so relinquishing its interest hereby designates the Party to whom such payment is owed as its agent and attorney-in-fact for the limited purpose of such instrument of conveyance as is necessary to convey the relinquished interests to the Party to whom the payment is owed. The Party receiving such relinquished interest shall then offer the other Parties their proportionate share of such relinquished interest. Each of the other Parties who pay their proportionate share of the sum of money that was owed by the Party relinquishing its interest to the Party offering such interest within fourteen (14) days from its receipt of such offer, shall be entitled to their proportionate share of such relinquished interests and the Party offering such interest shall, as soon as practicable, execute an instrument conveying such interest to such Parties.

         ARTICLE 10. MISCELLANEOUS
         10.1 Term and Applicability of Agreement. Except as otherwise provided for herein, the provisions of this Agreement shall remain in force and effect for a term of seven (7) years from the date hereof except that it shall apply to each Jointly-Owned Lease and the lands included within the Prospect in which the lands covered by such Jointly-Owned Lease are situated for as long as such Jointly-Owned Lease remains in force and effect.
         10.2 Governing Law. The laws of the State of Texas shall apply in all matters concerning this Agreement.
         10.3 Entire Agreement. This Agreement, including all of the exhibits attached hereto, constitute the entire agreement of the Parties concerning the subject matter hereof, and there are no other understandings, obligations, relationships or agreements, written or oral, pertaining to the subject matter of this Agreement. This Agreement supersedes, replaces and shall be in lieu of that certain Exploration Agreement dated
October 22, 1996, between Parallel and Sue-Ann, insofar only as this Agreement covers the lands and depths covered by the Exploration Agreement dated October 22, 1996. Otherwise, the Exploration Agreement dated October 22, 1996 shall remain in force as to the lands and depths covered thereby which are not covered by this Agreement.
         10.4 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties and the terms and provisions hereof shall constitute covenants running with the lands subject hereto to the extent that such provisions apply to such lands.
         10.5 Notices. All notices required to be given hereunder shall be given in writing. Any such notice shall be deemed to be given upon receipt thereof by the Party who is to receive the notice. The receipt of a notice by electronic facsimile (fax) shall be considered as delivery of such notice. If notice by fax is received other than during normal business hours, it shall be deemed received on the next business day. All notices required hereunder shall be given to the Parties as follows:
         If to Parallel:                       Parallel Petroleum Corporation
                                               110 N. Marienfeld, Suite 465
                                               Midland, Texas 79701
                                               Attn: Mr. Larry C. Oldham

                                                     or

                                               Fax No.:  915-684-3905

         If to Sue-Ann:                        Sue-Ann Production Company
                                               1908 N. Laurent, Suite 570
                                               Victoria, Texas 77901
                                               Attn: Mr. Richard Marshall

                                                      or

                                               Fax No.: 512-576-6099

         If to Beta:                           Beta Oil & Gas, Inc.
                                               901 Dove Street, Suite 230
                                               Newport Beach, California 92660
                                               Attn:  Mr. Steve Antry

                                                      or

                                               Fax No.: 714-752-5757

         If to Pease:                          Pease Oil & Gas Company
                                               751 Horizon Court
                                               Grand Junction, Colorado 81506
                                               Attn: Mr. Willard Pease, Jr.

                                                      or

                                               Fax No.: 970-243-8840

         If to TAC:                            TAC Resources, Inc.
                                               P.O. Box 206
                                               Victoria, Texas 77902
                                               Attn: Mr. Bill Bishop

                                                       or

                                               Fax No.: 512-573-9840

         If to Allegro:                        Allegro Investments, Inc.
                                               1908 N. Laurent, Suite 370
                                               Victoria, Texas 77901
                                               Attn: Mr. Chris Thompson

                                                       or

                                               Fax No.: 512-576-9643

         If to Meyer:                          Meyer Financial Services, Inc.
                                               5645 Harris Hill Road
                                               Williamsville, NY 14221
                                               Attn: Mr. Jeffrey Meyer

                                                       or

                                               Fax No.:  716-741-1075

         If to Four-Way:                       Four-Way Texas, L.L.C.
                                               c/o Kissing Bridge Company
                                               11296 State Road
                                               Glenwood, NY 14069
                                               Attn: Mr. Bob James

                                                       or

                                               Fax No.:  716-592-4228

         10.6 Transfers Subject to this Agreement. Any sale, agreement, transfer or other disposition of an interest in the Contract Lands however accomplished, either voluntarily or involuntarily, by operation of law or otherwise, shall be subject to the terms of this Agreement. Any instruments which convey any interest in the Contract Lands shall be made expressly subject to this Agreement.
         10.7 Singular and Plural. When the context requires, the use of a singular noun or pronoun shall be deemed plural and vice versa.
         10.8 Further Assurances. Each of the Parties agrees to perform such other acts and execute and deliver such other instruments as may be necessary in order to effectuate the terms of this Agreement.
         10.9 Relationship of the Parties. The Parties do not intend to create a partnership by entering into this Agreement. The Parties agree that for the purposes of federal income taxation, they are not to be taxed as a partnership and each Party will elect to be excluded from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A", of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. The liability of the Parties hereunder shall be several, not joint or collective.
         10.10 Memorandum of Operating Agreement. The Parties agree to execute and record in the Records of Jackson County, Texas, a Memorandum of this Exploration Agreement, in the form attached as Exhibit "E" hereto.

         IN WITNESS WHEREOF, the Parties have executed this Agreement in multiple counterparts as of the date first above written.


                         PARALLEL PETROLEUM CORPORATION


                         By:
                         Printed Name:
                         Title:



                         SUE-ANN PRODUCTION COMPANY


                         By:/s/
                         Printed Name:Larry Oldham
                         Title:President



                         TAC RESOURCES, INC.


                         By:
                         Printed Name:
                         Title:



                         ALLEGRO INVESTMENTS, INC.


                         By:
                         Printed Name:
                         Title:



                         BETA OIL & GAS, INC.


                         By:
                         Printed Name:
                         Title:



                         PEASE OIL & GAS COMPANY


                         By:
                         Printed Name:
                         Title:

                         MEYER FINANCIAL SERVICES, INC.


                         By:
                         Printed Name:
                         Title:



                         FOUR-WAY TEXAS, L.L.C.


                         By:
                         Printed Name:
                         Title:


STATE OF TEXAS                      )
                                    )
COUNTY OF MIDLAND                   )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________ of Parallel Petroleum Corporation, a Texas corporation, on behalf of said corporation.



                          Notary Public, State of Texas


STATE OF TEXAS                      )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________   of  Sue-Ann  Production  Company,  a  ________________
corporation, on behalf of said corporation.



                          Notary Public, State of Texas


STATE OF TEXAS                      )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________ of TAC Resources,  Inc., a _______________  corporation, on behalf of said corporation.



                          Notary Public, State of Texas

STATE OF                            )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________   of  Allegro   Investments,   Inc.,  a  _______________
corporation, on behalf of said corporation.



                          Notary Public, State of


STATE OF                            )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________ of Beta Oil & Gas, Inc., a _______________  corporation, on behalf of said corporation.



                          Notary Public, State of


STATE OF                            )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________   of  Pease  Oil  &  Gas  Company,  a  _________________
corporation, on behalf of said corporation.



                          Notary Public, State of


STATE OF                            )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________  of Meyer Financial  Services,  Inc., a  _______________
corporation, on behalf of said corporation.



                          Notary Public, State of

STATE OF                            )
                                    )
COUNTY OF                           )

         This instrument was acknowledged before me this _______ day of _______________, 1997, by ___________________________________________________,
_______________________  of Four-Way Texas,  L.L.C., a  _______________  limited liability company, on behalf of said limited liability company.



                          Notary Public, State of

                                    EXHIBIT A
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                    EXHIBIT B
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                   EXHIBIT C-1
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                   EXHIBIT C-2
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                              EXHIBIT "D"



                        A.A.P.L. FORM 610 - 1989

                    MODEL FORM OPERATING AGREEMENT

                               [STAMP]


                         OPERATING AGREEMENT

                                DATED

                          November 1, 1997,
                          ----------------

OPERATOR     Sue-Ann Production Company
         --------------------------------------------------------------------

CONTRACT AREA        Ganado
              ---------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

COUNTY OF     Jackson             STATE OF        Texas
          -----------------------          -----------------------








                  COPYRIGHT 1989 -- ALL RIGHTS RESERVED
                   AMERICAN ASSOCIATION OF PETROLEUM
                    LANDMEN, 4100 FOSSIL CREEK BLVD.
                FORT WORTH, TEXAS 76137, APPROVED FORM.
                       A.A.P.L.  NO.  610 - 1989

                          TABLE OF CONTENTS

Article                                 Title                                      Page
-------                                 -----                                      ----
     I.  DEFINITIONS.................................................................  1

    II.  EXHIBITS....................................................................  1

   III.  INTERESTS OF PARTIES........................................................  2
         A. OIL AND GAS INTERESTS:...................................................  2
         B. INTERESTS OF PARTIES IN COSTS AND PRODUCTION:............................  2
         C. SUBSEQUENTLY CREATED INTERESTS:..........................................  2

    IV.  TITLES......................................................................  2
         A. TITLE EXAMINATION:.......................................................  2
         B. LOSS OR FAILURE OF TITLE:................................................  3
            1. Failure of Title......................................................  3
            2. Loss by Non-Payment or Erroneous Payment of Amount Due................  3
            3. Other Losses..........................................................  3
            4. Curing Title..........................................................  3

     V.  OPERATOR....................................................................  4
         A. DESIGNATION AND RESPONSIBILITY OF OPERATOR:..............................  4
         B. RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR:...........  4
            1. Resignation or Removal of Operator....................................  4
            2. Selection of Successor Operator.......................................  4
            3. Effect of Bankruptcy..................................................  4
         C. EMPLOYEES AND CONTRACTORS:...............................................  4
         D. RIGHTS AND DUTIES OF OPERATOR:...........................................  4
            1. Competitive Rates and use of Affiliates...............................  4
            2. Discharge of Joint Account Obligations................................  4
            3. Protection from Liens.................................................  4
            4. Custody of Funds......................................................  5
            5. Access to Contract Area and Records...................................  5
            6. Filing and Furnishing Government Reports..............................  5
            7. Drilling and Testing Operations.......................................  5
            8. Cost Estimates........................................................  5
            9. Insurance.............................................................  5

    VI.  DRILLING AND DEVELOPMENT....................................................  5
         A. INITIAL WELL:............................................................  5
         B. SUBSEQUENT OPERATIONS:...................................................  5
            1. Proposed Operations...................................................  5
            2. Operations by Less Than All Parties...................................  6
            3. Stand-By Costs........................................................  7
            4. Deepening.............................................................  8
            5. Sidetracking..........................................................  8
            6. Order of Preference of Operations.....................................  8
            7. Conformity to Spacing Pattern.........................................  9
            8. Paying Wells..........................................................  9
         C. COMPLETION OF WELLS; REWORKING AND PLUGGING BACK:........................  9
            1. Completion............................................................  9
            2. Rework, Recomplete or Plug Back.......................................  9
         D. OTHER OPERATIONS:........................................................  9
         E. ABANDONMENT OF WELLS:....................................................  9
            1. Abandonment of Dry Holes..............................................  9
            2. Abandonment of Wells That Have Produced............................... 10
            3. Abandonment of Non-Consent Operations................................. 10
         F. TERMINATION OF OPERATIONS:............................................... 10
         G. TAKING PRODUCTION IN KIND................................................ 10
            (Option 1) Gas Balancing Agreement....................................... 10
            (Option 2) No Gas Balancing Agreement.................................... 11

   VII.  EXPENDITURES AND LIABILITY OF PARTIES....................................... 11
         A. LIABILITY OF PARTIES:.................................................... 11
         B. LIENS AND SECURITY INTERESTS:............................................ 11
         C. ADVANCES:................................................................ 12
         D. DEFAULTS AND REMEDIES:................................................... 12
            1. Suspension of Rights.................................................. 13
            2. Suit for Damages...................................................... 13
            3. Deemed Non-Consent.................................................... 13
            4. Advance Payment....................................................... 13
            5. Costs and Attorney's Fees............................................. 13
         E. RENTALS SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:..................... 13
         F. TAXES:................................................................... 13

  VIII.  ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST............................ 14
         A. SURRENDER OF LEASES:..................................................... 14
         B. RENEWAL OR EXTENSION OF LEASES:.......................................... 14
         C. ACREAGE OR CASH CONTRIBUTIONS:........................................... 14



                                  TABLE OF CONTENTS


         D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:............................. 15
         E. WAIVER OF RIGHTS TO PARTITION:........................................... 15

    IX.  INTERNAL REVENUE CODE ELECTION.............................................. 15

     X.  CLAIMS AND LAWSUITS......................................................... 15

    XI.  FORCE MAJEURE............................................................... 16

   XII.  NOTICES..................................................................... 16

  XIII.  TERM OF AGREEMENT........................................................... 16

   XIV.  COMPLIANCE WITH LAWS AND REGULATIONS........................................ 16
         A. LAWS, REGULATIONS AND ORDERS:............................................ 16
         B. GOVERNING LAW:........................................................... 16
         C. REGULATORY AGENCIES:..................................................... 16

    XV.  MISCELLANEOUS............................................................... 17
         A. EXECUTION:............................................................... 17
         B. SUCCESSORS AND ASSIGNS:.................................................. 17
         C. COUNTERPARTS:............................................................ 17
         D. SEVERABILITY:............................................................ 17

   XVI.  OTHER PROVISIONS............................................................ 17


                             OPERATING AGREEMENT

     THIS AGREEMENT, entered into by and between Sue-Ann Production Company, hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."
                                  WITNESSETH:
     WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop those Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

     NOW, THEREFORE, it is agreed as follows:

                                  ARTICLE I
                                 DEFINITIONS

     As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

     A. The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

     B. The term "Completion" or "Complete" shall mean a single operation intended to complete as well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the selling of production casing, perforating, well stimulation and production testing conducted in such operation.

     C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit "A."

     D. the term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

     E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

     F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling to the Contract Area unless fixed by express agreement of the Drilling Parties.

     G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

     H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

     I. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

     J. The Terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a proposed operation.

     K. The term "Oil and Gas" shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

     L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

     M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

     N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

     O. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

     P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

     Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or to drill around junk in the hole to overcome other mechanical difficulties.

     R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

     Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

                                  ARTICLE II
                                   EXHIBITS

     The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

   /X/  A. Exhibit "A," shall include the following information:
           (1) Description of lands subject to this agreement,
           (2) Restrictions, if any, as to depths, formations, or substances,
           (3) Parties to agreement with addresses and telephone numbers for notice purposes,
           (4) Percentages or fractional interests of parties to this agreement,
           (5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,
           (6) Burdens on production.
   /X/  B. Exhibit "B," Form of Lease.
   /X/  C. Exhibit "C," Accounting Procedure.
   /X/  D. Exhibit "D," Insurance.
   /X/  E. Exhibit "E," Gas Balancing Agreement.
   /X/  H. Other: Memorandum of Operating Agmt., Security Agmt. & Financial
                  Statement.

     If any provision of any exhibit, except Exhibits "E," "F" and "G," is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

                                 ARTICLE III.
                             INTERESTS OF PARTIES

A.   OIL AND GAS INTERESTS:

     If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit "B," and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.

B.   INTERESTS OF PARTIES IN COSTS AND PRODUCTION:

     Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

     Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of, * and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

     No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party's lessor or royalty owner, and if such other party's lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

     Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.   SUBSEQUENTLY CREATED INTERESTS:

     If any party has contributed hereto a Lease or interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a "Subsequently Created Interest." Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interest, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's Lease or Interest to exceed the amount stipulated in Article III.B. above.

     The party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

                                ARTICLE IV.
                                  TITLES

A.   TITLE EXAMINATION:

     Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases. Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit "C" shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit "A."

     Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

     No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided; and (2) the title has been approved by the examining attorney or title has been accepted by Operator.

B.   LOSS OR FAILURE OF TITLE:

     3. LOSSES: All losses of Leases or Interests committed to this agreement, shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit "A". This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

     4. CURING TITLE: In the event of a Failure of Title under any Lease or Interest acquired by any party hereto within a ninety (90) day period covering all or a portion of the interest that has failed or was lost shall be offered at cost to the Drilling Parties, and the provisions of Article VIII.B. shall not apply to such acquisition.

                                   ARTICLE V
                                   OPERATOR

A.   DESIGNATIONS AND RESPONSIBILITIES OF OPERATOR:

     SUE-ANN PRODUCTION COMPANY shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself our as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B.   RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR:

     1. RESIGNATION OR REMOVAL OF OPERATOR: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator. Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator;
such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, "good cause" shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

     Subject to Article VII.D.I., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

     2. SELECTION OF SUCCESSOR OPERATOR: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A": provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint account.

     3. EFFECT OF BANKRUPTCY: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit "A."

C.   EMPLOYEES AND CONTRACTORS:

     The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.   RIGHTS AND DUTIES OF OPERATOR:

     1. COMPETITIVE RATES AND USE OF AFFILIATES: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

     2. DISCHARGE OF JOINT ACCOUNT OBLIGATIONS: Except as herein otherwise specifically provided. Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C." Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

     3. PROTECTION FROM LIENS: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

     4. CUSTODY OF FUNDS: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

     5. ACCESS TO CONTRACT AREA AND RECORDS: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator's books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit "C."

     6. FILING AND FURNISHING GOVERNMENTAL REPORTS: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

     7. DRILLING AND TESTING OPERATIONS: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

         (a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

         (b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

         (c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

     8. COST ESTIMATES: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

     9. INSURANCE: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit "D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

     In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment.

                                  ARTICLE VI.
                           DRILLING AND DEVELOPMENT

A.   INITIAL WELL:

     On or before the ________ day of ____________, 19__, Operator shall commence the drilling or reworking of the Initial Well at the following location:




and shall thereafter continue the drilling or reworking of the well with due diligence to




The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force material.

B.   SUBSEQUENT OPERATIONS:

     1. PROPOSED OPERATIONS: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objected Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in and pay their proportionate share of the estimated cost of the proposed operations. If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to twenty four (24) hours, but the parties shall have fourteen (14) days to pay their proportionate share of the estimated cost of the proposed operation, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply and pay their proportionate share of the estimated costs of the proposed operation within the period above fixed shall constitute an election by that party not to participate in the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

     If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the twenty-four (24) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or executive matters required for tide approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

     2.  OPERATIONS BY LESS THAN ALL PARTIES:

         (a) DETERMINATION OF PARTICIPATION. If any party to whom such notice is delivered as provided in Article VI.B.1. or elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty
(30) days (or as promptly as practicable after the expiration of the twenty-four (24) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

     If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limited participation to such party's interest as shown on Exhibit "A" or (ii) carry only its proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties' interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties' interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period. If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

         (b) RELINQUISHMENT OF INTEREST FOR NON-PARTICIPATION. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Article VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the wall shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party's interest in the well and share of production therefrom in accordance with
Article XVI.A.1.

     3. STANDBY-COSTS: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party's notice proposing a Reworking,

Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed. Standy-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VL.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participating, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all Consenting Parties.

     In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended the response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties.

     4. DEEPENING: If less than all the parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article XVI.A. the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article XVI.A shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. ("Initial Objective"). Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

     In the event any Consenting Party desires to drill or Deepen a Non-Censent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-Consenting Parties). Thereupon, Articles VI.B.1. and
2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses:

     (a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party's share of the cost of Deepening and of participating in any furhter operations on the well in accordance with the other provisions of this Agreement, provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of acrual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

     (b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit "C". if the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening.

     The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

     5. SIDETRACKING: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

     (a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the acrual costs incurred in the intial drilling of the well down to the depth at which the Sidetracking operation is initiated.

     (b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit "C".

     6. ORDER OF PREFERENCE OF OPERATIONS. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party's alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the subject of the porposals, to participate in one of the competing proposals. Any party not electing within the time required shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of
Article VI.B.2; failure by a party to deliver notice within such period shall be deemed an election NOT to participate in the prevailing proposal.

     7. CONFORMITY TO SPACING PATTERN.  Notwithstanding the provisions of this
Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

     8. PAYING WELLS. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C. COMPLETION OF WELLS; REWORKING AND PLUGGING BACK:

     1. COMPLETION: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling, Deepening or Sidetracking shall include:

     / / OPTION NO. 1:  All necessary expenditures for the drilling,
         Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

     /X/ OPTION NO. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator's AFB for Completion costs if not previously provided. The parties receiving such notice shall have forty-eight
         (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator's proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in
         Article VI.B.6. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party NOT to participate in the cost of the Completion attempt; provided, that Article VI.B.6 shall control in the case of conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the provisions of Article VI.B.2. hereof (the phrase "Reworking, Sidetracking, Deepening, Recompleting or Plugging
         Back" as contained in Article VI.B.2., shall be deemed to include "Completing") shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletions have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made. Election by a previous Non-Consenting Party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.

     2. REWORK, RECOMPLETE OR PLUG BACK: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  OTHER OPERATIONS:

    Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Thirty-Five Thousand and No/100 Dollars ($35,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Fifteen Thousand Dollars ($15,000.00). Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively by those Articles). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty
(30) days thereof Operator secures the written consent of any party or parties owning at least _______% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

E.  ABANDONMENT OF WELLS:

     1. ABANDONMENT OF DRY HOLES: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

     2. ABANDONMENT OF WELLS THAT HAVE PRODUCED: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal. If within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle Operator to retain or take possession of such well and plug and abandon the well.

     Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well's salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the interest of the abandoning party is or includes an Oil and Gas Interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit "B." The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

     Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

     3. ABANDONMENT OF NON-CONSENT OPERATIONS: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said
Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration costs for such well as provided in Article VI.B.2(b).

F.  TERMINATION OF OPERATIONS:

     Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing _____% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1; and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.  TAKING PRODUCTION IN KIND:

    /X/  OPTION NO.1:  Gas Balancing Agreement Attached

            Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities which it uses.

            Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

             If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

             Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

             All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

             In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportionate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E" or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

     / / OPTION NO. 2:  NO GAS BALANCING AGREEMENT:

             Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities which it uses.

             Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

             If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser, provided, however, that the effective date of any such revocation may be deferred at Operator's election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

             Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement. The sale or delivery by Operator of a non-taking party's share of production under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give notice to all parties of the first sale of Gas from any well under this Agreement.

             All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

                                        ARTICLE VII
                           EXPENDITURES AND LIABILITY OF PARTIES*

A.   LIABILITY OF PARTIES:

     The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

* See Supplemental Security Provisions - Article XVI.C.

B.   LIENS AND SECURITY INTERESTS:

     Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas
Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

     To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

     Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

     To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest as provided in "Exhibit C," has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

     If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

     Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.   ADVANCES:

     Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payments in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.   DEFAULTS AND REMEDIES:

     If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable/For purposes of this Article VII.D., all notices and elections shall be delivered and shall be in addition, not in substitution, to those remedies provided in XVI.C.2.. 3..

only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

     1. SUSPENSION OF RIGHTS: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

     2. SUIT FOR DAMAGES: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

     3. DEEMED NON-CONSENT: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling of a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

     Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

     4. ADVANCE PAYMENT: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in this
Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

     5. COSTS AND ATTORNEYS' FEES: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

E.   RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:

     Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

     Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.   TAXES:

     Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become deliquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit "C."

     If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by the, as provided in Exhibit "C."

     Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party's share of Oil and Gas produced under the terms of this agreement.

                                 ARTICLE VIII.
                ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.   SURRENDER OF LEASES:

     The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

     However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon, and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B." Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have not further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

     Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B.   RENEWAL OR EXTENSION OF LEASES:

     If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interests held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

     If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ration based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

     If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

     The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

     The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.   ACREAGE OR CASH CONTRIBUTIONS:

     While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside the Contract Area.

     If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.   ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:

     For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

         1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

         2. an equal undivided percent of the party's present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

     Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest gained by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

     If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E.   WAIVER OF RIGHTS TO PARTITION:

     If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

/ /  (OPTIONAL: CHECK IF APPLICABLE.)

                                  ARTICLE IX.
                        INTERNAL REVENUE CODE ELECTION

     If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle "A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulations Section 1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter l, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

                                  ARTICLE X.
                             CLAIMS AND LAWSUITS

     Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed
Ten Thousand and No/00 Dollars ($10,000.00) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling, settling, or otherwise discharging such claim or suit shall be at the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suite shall be treated as any other claim or suit involving operations hereunder.

                                  ARTICLE XI.
                                 FORCE MAJEURE

     If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

     The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

                                  ARTICLE XII.
                                    NOTICES

     All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

                                  ARTICLE XIII.
                                TERM OF AGREEMENT

     This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

    / / OPTION NO. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

    /X/ OPTION NO. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of 90 days thereafter; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-Completing, Plugging Back or Reworking operations are commenced within 60 days from the date of abandonment of said well. "Abandonment" for such purposes shall mean either (i) a decision by all parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.

     The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

     Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon request of Operator, if Operator has satisfied all its financial obligations.

                                  ARTICLE XIV.
                      COMPLIANCE WITH LAWS AND REGULATIONS

A.   LAWS, REGULATIONS AND ORDERS:

     This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B.   GOVERNING LAW:

     This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states, the law of the state of Texas shall govern.

C.   REGULATORY AGENCIES:

     Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

     With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

                                  ARTICLE XV.
                                 MISCELLANEOUS

A.   EXECUTION:

     This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B.   SUCCESSORS AND ASSIGNS:

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C.   COUNTERPARTS:

     This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.   SEVERABILITY:

     For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

                                  ARTICLE XVI.
                                OTHER PROVISIONS

     See addendum attached hereto.

                               ARTICLE XV

                            OTHER PROVISIONS

                  A. OPERATIONS BY LESS THAN ALL PARTIES

     1. RELINQUISHMENT OF INTEREST FOR NON-PARTICIPATION: Notwithstanding the provisions of Article VI.B.2.(b), upon commencement of operations for the deepening, reworking, recompleting or plugging back of any well by the consenting parties subject to the provisions of Article VI.B.1. and Article VI.B.2., each non-consenting party shall be deemed to have relinquished to the consenting parties all of such non-consenting party's right, title and interest in the wellbore, machinery and equipment used in connection therewith, proceeds of production therefrom and proration or production unit attributable thereto. Within fourteen (14) days following the election by such non-consenting party to stand out under the provisions hereof, it shall execute and deliver to the Operator, individually and for the benefit of the consenting parties, an assignment and bill of sale (with special warranty of title) conveying all of its right, title and interest in the underlying oil and gas lease(s) insofar as it or they cover the well, equipment and proration or production unit attributable to same. If a party elects not to participate in the drilling of a well proposed hereunder, such party shall relinquish all of its interest in the lands covered hereby proportionately to the parties who elect to participate in the drilling of such well, save and except such non-consenting party's interest in any wells in which such party participated in drilling and the spacing unit therefor, provided that the well in which such non-consenting party elected not to participate in drilling is in fact commenced within the time provided in Article VI.B hereof.

     2. PARTICIPATE IN SUBSEQUENT OPERATIONS: Only those parties which participated in the initial drilling, deepening, reworking, plugging back or recompletion of any well shall have the right to propose and participate in any subsequent reworking, plugging back or recompletion operations as to such well, or any portion thereof, and shall be entitled to receive notice and participate in such operations, pursuant to Article VI.B.1. Likewise, should any party who participated in the initial drilling, deepening, reworking, plugging back or recompletion of any well elect not to participate in such subsequent operations, then in such event it shall relinquish it's right, title and interest in accordance with the provisions of Article VI.B.2(b), hereof.

     3.   RIGHT TO PARTICIPATE IN DEEPENING OR SIDETRACKING OPERATIONS:
Notwithstanding the foregoing, in the event any well drilled, reworked, recompleted or plugged back by the consenting parties should be deepened or side-tracked, then in such event the consenting parties will give notice to the non-consenting parties pursuant to the provisions of Article VI.B.1., whereupon such non-consenting party shall have the right to elect to participate in the deepening or sidetracking operation upon making payment or reimbursement of the costs and expenses as provided in Article VI.B.4. and
Article VI.B.5.

     4.   ADDITIONAL DEEPENING, REWORKING, RECOMPLETION OR PLUGGING BACK
OPERATIONS: Only those parties who participated in the subsequent deepening, reworking, recompleting or plugging back operating shall have the right to propose and participate in any additional deepening, reworking, recompleting or plugging back operations in such well, or portion thereof, to which the initial election applied and shall be entitled to receive such notice and to participate in such additional operations pursuant to Article XVI.B.1. Failure of any party to elect to participate in the additional operations shall be subject to the non-consenting party to the forfeiture provisions of
Article XVI.A.1.

     The provisions of this Article shall not apply to the takeover of the well by non-consenting parties in the event all consenting parties elect to permanently plug and abandon the same, but such right of non-consenting party shall be governed by Article VI.E.

                              B. NONDISCRIMINATION

     In connection with the performance of work under this agreement, the Operator agrees to comply with all of the provisions of Section 202 (1) to
(7) inclusive, of Executive Order 11246 (30 F.R. 12319), which are hereby incorporated by reference in this agreement, and all provisions of said Executive Order 11246 and all rules, regulations and relevant orders of the Secretary of Labor.

                           C. COVENANTS RUN WITH THE LAND

     The terms, provisions, covenants and conditions of this agreement shall be deemed to be covenants running with the lands, the lease or leases and leasehold estates covered hereby, and all of the terms, provisions, covenants and conditions of this agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, personal representatives and assigns.

                               D. LAWS AND REGULATIONS

     All of the provisions of this agreement are expressly subject to all applicable laws, orders, rules and regulations of any governmental body or agency having jurisdiction in the premises, and all operations contemplated hereby shall be conducted in conformity therewith. Any provision of this agreement which is inconsistent with any such laws, orders, rules or regulations is hereby modified so as to conform therewith, and this agreement, as so modified, shall continue in full force and effect.

                               E. PRIORITY OF OPERATIONS

     If at any time there is more than one operation proposed in connection with any well subject to this agreement, then unless all participating parties agree on the sequence of such operations, such proposals shall be considered and disposed of in the following order of priority:

     1.   Proposals to do additional testing, coring or logging.
     2.   Proposals to attempt a completion in the objective zone.
     3. Proposals to plug back and attempt completions in shallower zones, in ascending order.
     4. Proposals to side-track the well to reach any zone not below the original authorized objective.
     5.   Proposals to deepen the well, in descending order.

                               F. REGULATORY PROVISIONS

1.   LIQUID HYDROCARBONS.

     Non-Operators hereby authorize Operator to file with the purchaser of crude oil or other liquid hydrocarbons or with any other person required by law, any statement or certification required by any rule, regulation or order issued thereunder or by any other law, rule, or regulation relating to the pricing of crude oil and other liquid hydrocarbons or the taxation thereof. To the extent that Operator may by law be authorized to do so, Non-Operators hereby authorize Operator to agree with any purchaser to relieve Operator (in whole or in part as Operator may determine) of any filing or certification requirements. In making any filing or certification with any purchaser or crude oil or other liquid hydrocarbons, each Non-Operator shall be solely responsible for furnishing to Operator or such purchaser or any other person required by law any exemption certificate, independent producer certificate or any other evidence required by law to entitle Non-Operator to a higher price for the sale of his production or for a lower rate of tax thereon, and upon a Non-Operator's failure to furnish the same, Operator shall certify to such purchaser for such Non-Operator's interest the lower price and/or higher rate of tax. Operator shall have no duty to seek any refunds on behalf of any Non-Operator of any overpayment of any tax to which any Non-Operator may be entitled by law.

2.   REFUNDS.

     In the event any Non-Operator receives a greater sum for the sale of its share of production than that to which such Non-Operator is entitled, such Non-Operator shall promptly refund any excess sums so collected to the person entitles thereto together with any interest thereon required by law. In the event Operator is required for any reason to make any such refund on any Non-Operator's behalf and such Non-Operator refuses upon Operator's request to reimburse Operator for the amount so paid, then Operator, in addition to any other rights or remedies which it may have as a result of making such refund, (i) shall have the lien provided by Article VII.B to secure such reimbursement and (ii) shall be authorized to collect from Non-Operator's purchaser of production all revenues attributable to Non-Operator's share of production until the full amount required to be paid or refunded by Non-Operator has been recovered.

3.   OPERATOR'S LIABILITY.

     Operator shall use its best judgment in making any of the filings and certifications referred to above and in prosecuting any filings and applications. However, in no event shall Operator have any liability to any Non-Operator in making and prosecuting any such filing or in rendering any statement or certification, absent bad faith, gross negligence or willful misconduct. Any penalties incurred as a result of any incorrect certification, statement or filing shall, in absence of bad faith, gross negligence or willful misconduct, be charged to the parties owning the production to which the penalty pertains. In no event shall any error by Operator relieve any Non-Operator of the liability for any refund under Paragraph 3 above.

                            G. OPERATOR PROTECTION

1.   ASSIGNMENT.

     No assignment or other transfer or disposition of an interest subject to this Agreement shall be effective as to Operator or the other parties hereto until the first day of the month following the month in which (i) Operator receives an authenticated copy of the instrument evidencing such assignment, transfer or disposition AND (ii) the person receiving such assignment, transfer or disposition has become obligated by instrument satisfactory to Operator to observe, perform and be bound by all of the covenants, terms and conditions of this Agreement. Prior to such date, neither Operator nor any other party shall be required to recognize such assignment, transfer or disposition for any purpose but may continue to deal exclusively with the party making such assignment, transfer, or disposition in all matters under this Agreement including billings. No assignment or other transfer or disposition of an interest subject to this Agreement shall relieve a party of its obligations accrued prior to the effective date aforesaid. Further, no assignment, transfer or other disposition shall relieve any party of its liability for its share of costs and expenses which may be incurred in any operation to which such party has previously agreed or consented prior to the effective date aforesaid for the drilling, testing, completing and equipping, reworking, recompleting, side-tracking, deepening, plugging-back, or plugging and abandoning of a well even though such operation is performed after said effective date, subject however to such party's right to elect not to participate in completion operations under Article VI.B. and Article VII.D., Option No. 2, not previously consented to.

2.   ATTORNEYS FEES.

     In the event any party hereto shall ever be required to bring legal proceedings in order to collect any sums due from any party under this Agreement, then party or parties shall also be entitled to recover all court costs, costs of collection and a reasonable attorney's fee, which the lien provided for herein shall also secure.

                             H. PERPETUITIES

     It is not the intent of the parties that any provision herein violate any applicable law regarding the rule against perpetuities, the suspension of the absolute power of alienation or other rule regarding the vesting or duration of estates, and this agreement shall be construed as not violating such rule to the extent the same can be so construed consistent with the intent of the parties. In the event, however, any provision hereof is determined to violate such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule which will result in no violation.

                      I. NO THIRD-PARTY BENEFICIARY CONTRACT

     This Agreement is made solely for the benefit of those persons who are parties hereto (including those persons succeeding to all or part of the interest of an original party if such succession is recognized under the other provisions hereof), and no other person shall have or claim or be entitled to enforce any rights, benefits or obligations under this Agreement.

                  J. OPERATOR'S REORGANIZATION AND STATUS CHANGE

     1. Notwithstanding, the second sentence of Article V.B.1, in the event of a transfer of all Operator's interest to a corporation which controls, is controlled by or is under common control with Operator, such transferee shall automatically become the successor Operator without the approval of Non-Operators.

     2. For the purposes of Article V.B., Operator shall be considered to own an interest in the Contract Area if it is a general partner of a limited partnership which owns an interest in the Contract Area or if it owns a carried or reversionary working interest in the Contract Area.

                                 K. BANKRUPTCY

     If, following the granting of relief under the Bankruptcy Code to any party hereto as debtor thereunder, this Agreement should be held to be an executory contract within the meaning of 11 U.S.C. Section 365, then the Operator, or (if the Operator is the debtor in bankruptcy) any other party, shall be entitled to a determination by debtor or any trustee for debtor within thirty (30) days from the date an order for relief is entered under the Bankruptcy Code as to the rejection or assumption of this Operating Agreement. In the event of an assumption, Operator or said other party shall be entitled to adequate assurances as to future performance of debtor's obligation hereunder and the protection of the interest of all other parties.

                                L. OBLIGATION WELLS

     Notwithstanding any provision contained in this Operating Agreement to the contrary, if a party hereto elects not to participate in the drilling or completion of a well which must be drilled in order to perpetuate a lease or a farmout agreement which is subject hereto, upon such election, such party shall promptly assign all of its interest in such lease or farmout agreement to the parties who elected to participate in the drilling an completing of such well in the proportions of their interests in such well.

                       M. SUBJECT TO EXPLORATION AGREEMENT

     This Operating Agreement is executed in connection with and pursuant to that certain Exploration Agreement dated November 1, 1997, between the parties hereto. In the event of a conflict between any of the terms of this Operating Agreement and said Exploration Agreement, the terms of said Exploration Agreement shall apply.

                           N. PAYMENT OF LEASE BURDENS

     Notwithstanding any provision of this Operating Agreement to the contrary, unless the purchaser of production or other third party pays such burdens directly, Operator shall pay all royalties, overriding royalties and other burdens on or payable out of the interest of any Non-Operator electing by written notice to Operator to have Operator make such payments, provided
(i) such Non-Operator makes adequate arrangements for the receipt by Operator of the revenues necessary to make such payments, and (ii) the owners of such interests execute Operator's division order or otherwise satisfy Operator with respect to entitlement to such payments.

                               O. OPERATOR REMOVAL

     Notwithstanding any other provision to the contrary, operators may be removed at any time by a vote in percentage interest, not in numbers, of 51% or more by the parties. In this case, Operator will be given written notice of its removal which shall become effective not more than ninety (90) days after the date of such notice. All parties to this contract shall select by majority vote in interest, not in numbers, a new Operator who shall assume the responsibilities and duties, and have the rights prescribed for Operator by this agreement. The retiring Operator shall deliver to its successor all records and information necessary to be discharged by the new Operator of its duties and obligations. However, such party shall continue to be responsible to Operator for its proportionate share of the costs of development and operating the Unit Area to the effective date of Operator's removal, and for this purpose, this agreement shall continue in force and effect between Operator and such party until all past accounts have been paid in full.

FORM 610
                    MODEL FORM OPERATING AGREEMENT - 1989

     IN WITNESS WHEREOF, this agreement shall be effective as of the ____ day of _________________, 1997.

ATTEST OR WITNESS:                        OPERATOR

                                          SUB-ANN PRODUCTION COMPANY

                                          By
-----------------------------------       -----------------------------------

-----------------------------------       -----------------------------------
                                          Type or print name

                                          Title
                                          -----------------------------------

                                          Date
                                          -----------------------------------

                                          Tax ID or S.S. No.
                                          -----------------------------------

                                NON-OPERATORS


                                          SEE ATTACHED
                                          -----------------------------------

                                          By
-----------------------------------       -----------------------------------

-----------------------------------       -----------------------------------
                                          Type or print name

                                          Title
                                          -----------------------------------

                                          Date
                                          -----------------------------------

                                          Tax ID or S.S. No.
                                          -----------------------------------

                                          -----------------------------------

                                          By
-----------------------------------       -----------------------------------

-----------------------------------       -----------------------------------
                                          Type or print name

                                          Title
                                          -----------------------------------

                                          Date
                                          -----------------------------------

                                          Tax ID or S.S. No.
                                          -----------------------------------

                                          -----------------------------------
                                          By
-----------------------------------       -----------------------------------

-----------------------------------       -----------------------------------
                                          Type or print name

                                          Title
                                          -----------------------------------

                                          Date
                                          -----------------------------------

                                          Tax ID or S.S. No.
                                          -----------------------------------

                                 NON-OPERATORS

                                          PARALLEL PETROLEUM CORPORATION

                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          TAC RESOURCES, INC.


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          ALLEGRO INVESTMENTS, INC.


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          BETA OIL & GAS, INC.


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          PEASE OIL & GAS COMPANY


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          MEYER FINANCIAL SERVICES, INC.


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------



                                          FOUR-WAY TEXAS, L.L.C.


                                          By:
                                             --------------------------------
                                          Printed Name:
                                             --------------------------------
                                          Title:
                                             --------------------------------

                                   -18-A-

STATE OF TEXAS           )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Sue-Ann Production
Company, a __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of Texas



STATE OF TEXAS           )
                         )
COUNTY OF MIDLAND        )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Parallel Petroleum
Corporation, a Texas corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of Texas


STATE OF TEXAS           )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of TAC Resources,
Inc., a  __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of Texas



STATE OF                 )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Allegro
Investments, Inc., a  __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of ________________


                                    -18-B-

STATE OF                 )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Beta Oil & Gas,
Inc., a  __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of ________________



STATE OF                 )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Pease Oil & Gas
Company, a  __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of ________________



STATE OF                 )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Meyer Financial
Services, Inc., a  __________ corporation, on behalf of said corporation.


                                  ----------------------------------------
                                  Notary Public, State of Texas



STATE OF                 )
                         )
COUNTY OF                )

     This instrument was acknowledged before me this ____ day of _________, 1997, by ___________________________, ________________ of Four-Way Texas,
L.L.C., a __________ limited liability company, on behalf of said limited liability company.


                                  ----------------------------------------
                                  Notary Public, State of ________________





                                    -18-C-

                                   EXHIBIT A
                                       of
                                    EXHIBIT D
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                   EXHIBIT A-1
                                       of
                                    EXHIBIT D
                                       to
                GANADO PROSPECT AGREEMENT, DATED NOVEMBER 1, 1997
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                   EXHIBIT "B"
                           OIL, GAS AND MINERAL LEASE
              This AGREEMENT made this ________ day of ________ 19__, between lessor (whether one or more), whose address is: _________________________,

and ____________________________________________, lessee, WITNESSETH:




         1. Lessor, in consideration of _________________________ Dollars, receipt of which is hereby acknowledged, and of the covenants and agreements of lessee hereinafter contained, does hereby grant, lease and let unto lessee the land covered hereby for the purposes and with the exclusive right of exploring, drilling, mining and operating for, producing and owning oil, gas, sulphur and all other minerals (whether or not similar to those mentioned), together with the right to make surveys on said land, lay pipe lines, establish and utilize facilities for surface or subsurface disposal of salt water, construct roads and bridges, dig canals, build tanks, power stations, telephone lines, employee houses and other structures on said land, necessary or useful in lessee's operations in exploring, drilling for, producing, treating, storing and transporting minerals produced from the land covered hereby or any other land adjacent thereto. The land covered hereby, herein called "said land", is located in the County of _______, State of _________, and is described as follows:






This lease also covers and includes, in addition to that above described, all land, if any, contiguous or adjacent to or adjoining the land above described and (a) owned or claimed by lessor by limitation, prescription, possession, reversion or unrecorded instrument or (b) as to which lessor has a preference right of acquisition. Lessor agrees to execute any supplemental instrument requested by lessee for a more complete or accurate description of said land.

For the purpose of determining the amount of any bonus, or other payment hereunder, said land shall be deemed to contain _______ acres, whether actually containing more or less, and the above recital of acreage in any tract shall be deemed to be the true acreage thereof. Lessor accepts the bonus as lump sum considerations for this lease and all rights and options hereunder.

         2. Unless sooner terminated or longer kept in force under other provisions hereof, this lease shall remain in force for a term of ten (10) years from the date hereof, hereinafter called "primary term", and as long thereafter as operations, as hereinafter defined, are conducted upon said land with no cessation for more than ninety (90) days consecutive days.

         3. As a royalty, lessee covenants and agrees: (a) To deliver to the credit of lessor, in the pipe line to which lessee may connect its wells, the equal one-eighth part of all oil produced and saved by lessee from said land, or from time to time, at the option of lessee, to pay lessor the average posted market price of such one-eighth part of such oil at the wells as of the day it is run to the pipe line or storage tanks, lessor's interest, in either case, to bear one-eighth of the cost of treating oil to render it marketable pipe line oil; (b) To pay lessor on gas and casinghead gas produced from said land (1) when sold by lessee, one-eighth of the amount realized by lessee, computed at the mouth of the well, or (2) when used by lessee off said land or in the manufacture of gasoline or other products, the market value, at the mouth of the well, of one-eighth of such gas and casinghead gas; (c) To pay lessor on all other minerals mined and marketed or utilized by lessee from said land, one-tenth either in kind or value at the well or mine at lessee's election, except that on sulphur mined and marketed the royalty shall be one dollar ($1.00) per long ton. If, at the expiration of the primary term or at any time or times thereafter, there is any well on said land or on lands with which said land or any portion thereof has been pooled, capable of producing oil or gas, and all such wells are shut-in, this lease shall, nevertheless, continue in force in though operations were being conducted on said land for so long as said wells are shut-in, and thereafter this lease may be continued in force as if no shut-in had occurred. Lessee covenants and agrees to use reasonable diligence to produce, utilize, or market the minerals capable of being produced from said wells, but in the exercise of such diligence, lessee shall not be obligated in install or furnish facilities other than well facilities and ordinary lease facilities of flow lines, separator, and lease tank, and shall not be required to settle labor trouble or to market gas upon terms unacceptable to lessee. If, at any time or times after the expiration of the primary term, all such wells are shut-in for a period of ninety consecutive days, and during such time there are no operations on said land, then at or before the expiration of said ninety day period, lessee shall pay or tender, by check or draft of lessee, as royalty, a sum equal to one dollar ($1.00) for each acre of land then covered hereby. Lessee shall make like payments or tenders at or before the end of each anniversary of the expiration of said ninety day period if upon such anniversary this lease is being continued in force solely by reason of the provisions of this paragraph. Each such payment or tender shall be made to the parties who at the time of payment would be entitled to receive the royalties which would be paid under this lease if the wells were producing, and may be deposited in the ____________ bank at _________________ ________________________________, or its successors, which shall continue as the depositories, regardless of changes in the ownership of shut-in royalty. If at any time that lessee pays or tenders shut-in royalty, two or more parties are, or claim to be, entitled to receive same, lessee may, in lieu of any other method of payment herein provided, pay or tender such shut-in royalty, in the manner above specified, either jointly to such parties or separately to each in accordance with their respective ownerships thereof, as lessee may elect. Any payment hereunder may be made by check or draft of lessee deposited in the mail or delivered to the party entitled to receive payment or to a depository bank provided for above on or before the late date for payment. Nothing herein shall impair lessee's right to release as provided in paragraph 5 hereof. In the event of assignment of this lease in whole or in part, liability for payment hereunder shall rest exclusively on the them owner or owners of this lease, severally as to acreage owned by each.

         4. Lessee is hereby granted the right, as its option to pool or unitize any land covered by this lease with any other land covered by this lease, and/or with any other land, lease, or leases, as to any or all minerals or horizons, so as to establish units containing not more than 80 surface acres, plus 10% acreage tolerance: provided, however, units may be established as to any one or more horizons, or existing units may be enlarged as to any one or more horizons, so as to contain not more than 640 surface acres plus 10% acreage tolerance, if limited to one or more of the following:
(1) gas, other than casinghead gas, (2) liquid hydrocarbons (condensate) which are not liquids in the subsurface reservoir, (3) minerals produced from wells classified as gas wells by the conservation agency having jurisdiction. If larger units than any of those herein permitted, either at the time established, or after enlargement, are required under any governmental rule or order, for the drilling or operation of a well at a regular location, or for obtaining maximum allowable from any well to be drilled, drilling, or already drilled, any such unit may be established or enlarged to conform to the size required by such governmental order or rule. Lessee shall exercise said option as to each desired unit by executing an instrument identifying such unit and filing it for record in the public office in which this lease is recorded. Each of said options may be exercised by lessee at any time and from time to time while this lease is in force, and whether before or after production has been established either on said land, or on the portion of said land included in the unit, or on other land unitized therewith. A unit established hereunder shall be valid and effective for all purposes of this lease even though there may be mineral, royalty, or leasehold interests in lands within the unit which are not effectively pooled or unitized. Any operations conducted on any part of such unitized land shall be considered, for all purposes, except the payment of royalty, operations conducted upon said land under this lease. There shall be allocated to the land covered by this lease within each such unit (or to each separate tract within the unit if this lease covers separated tracts within the unit) that proportion of the total production of unitized minerals from the unit, after deducting any used in lease or unit operations, which the number of surface acres in such land (or in each such separate tract) covered by this lease within the unit bears to the total number of surface acres in the unit, and the production so allocated shall be considered for all purposes, including payment or delivery of royalty, overriding royalty and any other payments out of production, to be the entire production of unitized minerals from the land to which allocated in the same manner as though produced therefrom under the terms of this lease. The owner of the reversionary estate of any term royalty or mineral estate agrees that the accrual of royalties pursuant to this paragraph or of shut-in royalties from a well on the unit shall satisfy any limitation of term requiring production of oil or gas. The formation of any unit hereunder which includes land not covered by this lease shall not have the effect of exchanging or transferring any interest under this lease (including, without limitation, any shut-in royalty which may become payable under this lease) between parties owning interests in land covered by this lease and parties owning interests in land not covered by this lease and parties owning interests in land not covered by this lease. Neither shall it impair the right of lessee to release as provided in paragraph 5 hereof, except that lessee may not so release as to lands within a unit while there are operations thereon for unitized minerals unless all pooled leases are released as to lands within the unit. At any time while this lease is in force lessee may dissolve any unit established hereunder by filing for record in the public office where this lease is recorded a declaration to that effect, if at that time no operations are being conducted thereon for unitized minerals. Subjects to the provisions of this paragraph 4, a unit once established hereunder shall remain in force so long as any lease subject thereto shall remain in force. If this lease now or hereafter covers separate tracts, no pooling or unitization of royalty interests as between any such separate tracts is intended or shall be implied or result merely from the inclusion of such separate tracts within this lease shall nevertheless have the right to pool or unitize as provided in this paragraph 4 with consequent allocation of production as herein provided. As used in this paragraph 4, the words "separate tract" may mean any tract with royalty ownership differing, now or hereafter, either as to parties or amounts, from that as to any other part of the leased premises.

         5. Lessee may at any time and from time to time execute and deliver to lessor or file for record a release or releases of this lease as to any part or all of said land or of any mineral or horizon thereunder, and thereby be relieved of all obligations as to the released acreage or interest.

         6. Whenever used in this lease the word "operations" shall mean operations for and any of the following: drilling, testing, completing, reworking, recompleting, deepening, plugging back or repairing of a well in search for or in an endeavor to obtain production of oil, gas, sulphur or other minerals, excavating a mine, production of oil, gas, sulphur or other mineral, whether or not in paying quantities.

         7. Lessee shall have the use, free from royalty, of water, other than from lessor's water wells, and of oil and gas produced from said land in all operations hereunder. Lessee shall have the right at any time to remove all machinery and fixtures placed on said land, including the right to draw and remove casing. No well shall be drilled nearer than 200 feet to the house or barn now on said land without the consent of the lessor. Lessee shall pay for damages caused by its operations to growing crops and timber on said land.

         8. The rights and estate of any party hereto may be assigned from time to time in whole or in part and as to any mineral or horizon. All of the covenants, obligations, and considerations of this lease shall extend to and be binding upon the parties hereto, their heirs, successors, assigns, and successive assigns. No change or division in the ownership of said land, royalties, or other moneys, or any part thereof, howsoever effected, shall increase the obligations or diminish the rights of lessee, including, but not limited to, the location and drilling of wells and the measurements of production. Notwithstanding any other actual or constructive knowledge or notice thereof of or to lessee, its successors or assigns, no change or division in the ownership of said land or of the royalties, delay rental, or other moneys, or the right to receive the same, howsoever effected, shall be binding upon the then record owner of this lease until thirty (30) days after there has been furnished to such record owner at his or its principal place of business by lessor or lessor's heirs, successors, or assigns, notice of such change or division, supported by either originals or duly certified copies of the instruments which have been properly filed for record and which evidence such change or division, and of such court records and proceedings, transcripts, or other documents as shall be necessary in the opinion of such record owner to establish the validity of such change or division. If any such change of ownership occurs by reason of the death of the owner, lessee may, nevertheless pay or tender such royalties, or other moneys, or part thereof, to the credit of the decedent in a depository bank provided for above.

         9. In the event lessor considers that lessee has not complied with all its obligations hereunder, both express and implied, lessor shall notify lessee in writing, setting out specifically in what respects lessee has breached this contract. Lessee shall then have sixty (60) days after receipt of said notice within which to meet or commence to meet all or any part of the breaches alleged by lessor. The service of said notice shall be precedent to the bringing of any action by lessor on said lease for any cause, and no such action shall be brought until the lapse of sixty (60) days after service of such notice on lessee. Neither the service of said notice nor the doing of any acts by lessee aimed to meet all or any of the alleged breaches shall be deemed and admission or presumption that lessee has failed to perform all its obligations hereunder. If this lease is cancelled for any cause, it shall nevertheless remain in force and effect as to (1) sufficient acreage around each well as to which there are operations to constitute a drilling or maximum allowable unit under applicable governmental regulations, (but in no event less than forty acres), such acreage to be designated by lessee as nearly as practicable in the form of a square centered at the well, or in such shape as then existing spacing rules require, and (2) any part of said land included in a pooled unit on which there are operations. Lessee shall also have such easements on said land as are necessary to operations on the acreage so retained.

         10. Lessor hereby warrants and agrees to defend title to said land against the claims of all persons whomsoever. Lessor's right and interest hereunder shall be charged primarily with any mortgages, taxes or other liens, or interest and other charges on said land, but lessor agrees that lessee shall have the right at any time to pay or reduce same for lessor, either before or after maturity, and be subrogated to the rights of the holder thereof and to deduct amounts so paid from royalties or other payments payable or which may become payable to lessor and/or assigns under this lease. If this lease covers a less interest in the oil, gas, sulphur, or other minerals in all or any part of said land than the entire and undivided fee simple estate (whether lessor's interest is herein specified or not), or no interest therein, then the royalties and other moneys accruing form any part as to which this lease covers less than such full interest, shall be paid only in the proportion which the interest therein, if any, covered by this lease, bears to the whole and undivided fee simple estate therein. All royalty interest covered by this lease (whether or not owned by lessor) shall be paid out of the royalty herein provided. This lease shall be binding upon [ILLEGIBLE]

                                   EXHIBIT "C"

Attached to and made a part of that certain Operating Agreement between Sue-Ann Production Company, as Operator, and those parties designated hereon as Non-Operators.


                               ACCOUNTING PROCEDURE
                                 JOINT OPERATIONS

                              I. GENERAL PROVISIONS

1.   DEFINITIONS

     "Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.
     "Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property. "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.
     "Operator" shall mean the party designated to conduct the Joint Operations. "Non-Operators" shall mean the Parties to this agreement other than the Operator.
     "Parties" shall mean Operator and Non-Operators.
     "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.
     "Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.
     "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees.
     "Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.
     "Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies.

2.   STATEMENT AND BILLINGS

     Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.   ADVANCES AND PAYMENTS BY NON-OPERATORS

     A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

     B. Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Victoria National Bank on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.   ADJUSTMENTS

     Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.


     COPYRIGHT-C- 1985 by the Council of Petroleum Accountants Societies.

5.   AUDITS

     A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section 1. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

     B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report.

6.   APPROVAL BY NON-OPERATORS

     Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.


                              II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.   ECOLOGICAL AND ENVIRONMENTAL

     Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.   RENTALS AND ROYALTIES

     Lease rentals and royalties paid by Operator for the Joint Operations.

3.   LABOR

     A. (1) Salaries and wages of Operator's field employees directly employed on the Joint Property in the conduct of Joint Operations.

        (2)  Salaries of First Level Supervisors in the field.

        (3) Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the overhead rates.

        (4) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

     B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this
         Section II. Such costs under this Paragraph 3B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

     C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 3A and 3B of this
         Section II.

     D. Personal Expenses of these employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II.

4.   EMPLOYEE BENEFITS

     Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

5.   MATERIAL

     Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.   TRANSPORTATION

     Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

     A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

     B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving material to other properties belonging to Operator, unless agreed to by the Parties.

     C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.   SERVICES

     The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of
     Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.

8.   EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR

     A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed twelve percent (12%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

     B. In lieu of charges in paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property less 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.   DAMAGES AND LOSSES TO JOINT PROPERTY

     All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

10.  LEGAL EXPENSE

     Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgements and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

11.  TAXES

     All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

12.  INSURANCE

     Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker's Compensation and/or Employers Liability under the respective state's laws, Operator may, at its election, include the risk under its self insurance program and in that event, Operator shall include a charge at Operator's cost not to exceed manual rates.

13.  ABANDONMENT AND RECLAMATION

     Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

14.  COMMUNICATIONS

     Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15.  OTHER EXPENDITURES

     Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint
     Operations.

                              III. OVERHEAD

1.   OVERHEAD - DRILLING AND PRODUCING OPERATIONS

     i. As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

          (  )  Fixed Rate Basis, Paragraph 1A, or
          (  )  Percentage Basis, Paragraph 1B

          Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

     ii. The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint
          Property:

          ( ) shall be covered by the overhead rates, or ( ) shall not be covered by the overhead rates.

     iii. The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint
          Property:

          ( ) shall be covered by the overhead rates, or ( ) shall not be covered by the overhead rates.

     A.   OVERHEAD - FIXED RATE BASIS

          (1) Operator shall charge the Joint Account at the following rates per well per month:

               Drilling Well Rate $  See page 4-A
                                    --------------
               (Prorated for less than a full month)

               Producing Well Rate $  See Page 4-A
                                    ---------------

          (2)  Application of Overhead - Fixed Rate Basis shall be as follows:

               (a)  Drilling Well Rate

                    (1) charges for drilling wells shall begin on the date
                        the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever

                                     ADDENDUM

               Overhead - Drilling and Producing - Fixed Rate Basis

A.  OVERHEAD - FIXED RATE BASIS

       (1) Operator shall charge the Joint Account at the following rates per month:


              Depth                Drilling Well Rate    Producing Well Rate
              -----                ------------------    -------------------
       3,000 Feet & Above                $3,760                 $376
       3,001 Feet - 5,000 Feet           $5,050                 $505
       5,001 Feet - 7,500 Feet           $5,640                 $564
       7,501 Feet & Below                $6,340                 $634




                                      -4A-
                        is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

                   (2) Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

             (b)   Producing Well Rates

                   (1) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

                   (2) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

                   (3) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

                   (4) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

                   (5) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

         (3) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

     B.  OVERHEAD - PERCENTAGE BASIS

         (1) Operator shall charge the Joint Account at the following rates:

             (a)   Development

                   _____________ Percent (_____%) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 10 of Section II and all salvage credits.

             (b)   Operating

                   _____________ Percent (_____%) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 2 and 10 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

         (2) Application of Overhead - Percentage Basis shall be as follows:

             For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening, or any remedial operations on any or all wells involving the use of drilling rig and crew capable of drilling to the producing interval on the Joint Property; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as operating.

2.   OVERHEAD - MAJOR CONSTRUCTION

     To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

     Account for overhead based on the following rates for any Major Construction project in excess of $______________:

     A.  5% of first $100,000 or total cost if less, plus

     B.  3% of costs in excess of $100,000 but less than $1,000,000, plus

     C.  2% of costs in excess of $1,000,000.

     Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.   CATASTROPHE OVERHEAD

     To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

     A.           % of total costs through $100,000; plus
       -----------

     B.           % of total costs in excess of $100,000 but less than
       -----------
       $1,000,000; plus

     C.           % of total costs in excess of $1,000,000.
       -----------

     Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.   AMENDMENT OF RATES

     The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.


     IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND
     DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator's option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.   PURCHASES

     Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.   TRANSFERS AND DISPOSITIONS

     Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

     A.  NEW MATERIAL (CONDITION A)

         (1) TUBULAR GOODS OTHER THAN LINE PIPE

             (a) Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

             (b) For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.

             (c) Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

             (d) Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

         (2) LINE PIPE

             (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

             (b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

             (c) Line pipe 24 inch OD and over 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

             (d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

         (3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

         (4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(1) and (2).

     B.  GOOD USED MATERIAL (CONDITION B)

         Material in sound and serviceable condition and suitable for reuse without reconditioning:

         (1) Material moved to the Joint Property

             At seventy-five percent (75%) of current new price, as determined by Paragraph A.

         (2) Material used on and moved from the Joint Property

             (a) At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

             (b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.

         (3) Material not used on and moved from the Joint Property

             At seventy-five percent (75%) of current new price as determined by Paragraph A.

         The cost of reconditioning, if any, shall be absorbed by the transferring property.

     C.  OTHER USED MATERIAL

         (1) CONDITION C

             Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

         (2) CONDITION D

             Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

             (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

             (b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced a non upset basis.

         (3) CONDITION E

             Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

     D.  OBSOLETE MATERIAL

         Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

     E.  PRICING CONDITIONS

         (1) Loading or unloading costs may be charges to the Joint Account at the rate of twenty-five cents (25-cents-) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

         (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.   PREMIUM PRICES

     Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.   WARRANTY OF MATERIAL FURNISHED BY OPERATOR

     Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.


                                V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.   PERIODIC INVENTORIES, NOTICE AND REPRESENTATION

     At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.   RECONCILIATION AND ADJUSTMENT OF INVENTORIES

     Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.   SPECIAL INVENTORIES

     Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.   EXPENSE OF CONDUCTING INVENTORIES

     A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

     B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

                                   EXHIBIT "D"

     Attached to and made a part of that certain Operating Agreement dated November 1, 1997, between Sue-Ann Production Company, as Operator, and Parallel Petroleum Corporation, et al, as Non-Operators

                                INSURANCE COVERAGE

OPERATOR SHALL SECURE AND MAINTAIN DURING THE TERM OF THIS AGREEMENT INSURANCE TO COVER OPERATOR'S OPERATIONS ON THE LEASE ACREAGE COVERED BY THIS
AGREEMENT, AS FOLLOWS:

                                     LIMITS
                                     ------
                         EACH           EACH
                         PERSON         OCCURRENCE          AGGREGATE
                         ------         ----------          ---------

WORKERS' COMPENSATION    STATUTORY      STATUTORY           STATUTORY

EMPLOYER'S LIABILITY

     ACCIDENT            $100,000          -0-                 -0-

     SICKNESS            $100,000          -0-              $  500,000

GENERAL LIABILITY

     BODILY INJURY &
     PROPERTY DAMAGE,
     COMBINED SINGLE
     LIMIT                  -0-         $1,000,000          $1,000,000

EXCESS UMBRELLA LIABILITY   -0-         $1,000,000          $1,000,000

*ENERGY EXPLORATION &
DEVELOPMENT INSURANCE
(BLOWOUT/REDRILL)           -0-         $3,000,000             -0-

     DEDUCTIBLE                         $   75,000

*OPERATOR HAS BLOWOUT INSURANCE ON WELLS ONLY WHILE THEY ARE BEING DRILLED. PRODUCING WELLS AND WORKOVERS ARE NOT INSURED. COVERAGE UNDER THIS POLICY INCLUDES NON-OPERATOR'S INTEREST UNLESS NON-OPERATOR ELECTS TO PROVIDE THEIR OWN INSURANCE AND NOTIFIES OPERATOR, IN WRITING, PRIOR TO SPUDDING, AND FURNISHES OPERATOR WITH A CERTIFICATE OF INSURANCE EVIDENCING SUCH INSURANCE. NON-OPERATOR WILL BE BILLED FOR THEIR PRO RATA SHARE OF THE COST OF SUCH INSURANCE.

IT IS UNDERSTOOD AND AGREED THAT THE OPERATOR IS NOT A WARRANTOR OF THE FINANCIAL RESPONSIBILITY OF THE INSURER WITH WHOM SUCH INSURANCE IS CARRIED, AND THAT, EXCEPT FOR WILLFUL NEGLIGENCE, OPERATOR SHALL NOT BE LIABLE TO NON-OPERATOR FOR ANY LOSS SUFFERED ON ACCOUNT OF THE INSUFFICIENCY OF THE INSURANCE CARRIED, OR OF INSURER WITH WHOM CARRIED. OPERATOR SHALL NOT BE LIABLE TO NON-OPERATOR FOR ANY LOSS ACCRUING BY REASON OF OPERATOR'S INABILITY TO PROCURE OR MAINTAIN THE INSURANCE ABOVE MENTIONED. OPERATOR AGREES THAT IF AT ANY TIME DURING THE LIFE OF THIS AGREEMENT IT IS UNABLE TO OBTAIN OR MAINTAIN SUCH INSURANCE, IT SHALL IMMEDIATELY NOTIFY NON-OPERATOR IN WRITING OF SUCH FACT.

                                   EXHIBIT "E"

     Attached to and made a part of that certain Operating Agreement dated November 1, 1997, between Sue-Ann Production Company, as Operator, and Parallel Petroleum Corporation, et al, as Non-Operators

                                BALANCING AGREEMENT

     The parties of the Operating Agreement to which this agreement is attached, own the working interest in the gas rights underlying the Unit Area covered by such Operating Agreement in accordance with the percentages of participation as set forth in Exhibit "A" to said Agreement.

     In accordance with the terms of the Operating Agreement, each party thereto has the right to take in kind its share of gas produced from the Unit Area and market or otherwise dispose of same. In the event any party hereto is not at any time taking or marketing its share of gas, or has contracted to sell its share of gas produced from the Unit Area to a purchaser which does not at any time take the full share of gas attributable to the interest of such party, the terms of this agreement shall automatically become operative.

     During the period when any party hereto is not marketing or otherwise disposing of its share of gas produced from any proration unit within the Unit Area, the other parties hereto shall be entitled to produce, in addition to their own share of production, that portion of such other party's share of production which said party is unable to market or otherwise dispose of and shall be entitled to take such gas production and deliver same to its or their purchaser(s). All parties hereto shall share in and own the liquid hydrocarbons recovered from such gas by lease equipment in accordance with their respective interests and subject to the aforesaid Operating Agreement, but the party or parties taking such gas shall own all of such gas delivered to its or their purchaser(s).

     An account shall be established for each party not marketing or otherwise disposing of its share of the gas produced, which account shall be credited with an amount of gas equal to such party's full share of the gas produced, less its share of gas used in lease operations, vented or lost, and less that portion marketed or otherwise disposed of by such party. The operator will maintain a current over and under account of the gas balance between the parties and will furnish all parties hereto monthly statements showing the total quantity of gas produced, the amount used in lease operations, vented or lost, the total quantity of liquid hydrocarbons recovered therefrom, and the monthly and cumulative over and under account of each party.


                                    Exhibit "E"

     Each party hereto will make settlement with the royalty owners to whom it is accountable, just as if such party were marketing or otherwise disposing of its share, and its share only, of such gas production. Each party hereto agrees to hold each other harmless from any and all claims for royalty payments asserted by royalty owners to whom each party is accountable. The term "royalty owner" shall include owners of royalty, overriding royalties, production payments and similar interests.

     After notice to the operator, any party at any time may begin marketing or otherwise disposing of its share of the gas produced from a proration unit with respect to which it has an under account balance. In addition to such share, said party, until it has balanced the gas account as to its interest, shall be entitled to take a share of gas determined by multiplying thirty-three and one-third percent (33-1/3%) of the interest in the current production of the party or parties having an over account balance by a fraction, the numerator of which is the interest in the proration unit of such party with the under account balance and the denominator of which is the total percentage interest in such proration unit of all parties having an under account balance and who are currently marketing or otherwise disposing of gas shall pay the production taxes due on such gas.

     Nothing herein shall be construed to deny any party the right, from time to time, to produce and deliver to its purchaser its full share of the allowable gas production to meet the deliverability tests required by its purchaser.

     Should production of gas from a proration unit be permanently discontinued before the gas account is balanced, settlement will be made between those parties credited with under account and over account balances. In making such settlement, the party or parties credited with an under account balance will be paid by the party or parties credited with an over account balance a sum of money equal to that received attributable to such over account, less applicable taxes theretofore paid. For gas sold or delivered into interstate commerce said sum shall be computed at the price received for the sale of the gas. For gas sold or delivered into interstate commerce said sum shall be computed at the rate collected, not subject to possible refund, as provided by the Federal Power Commission, plus additional collected amount which is ultimately not required to be refunded, such additional collected amount to be accounted for at such time as final determination is made with respect thereto.

     Nothing herein shall change or affect each party's obligation to pay its proportionate share of all costs and liabilities incurred, as provided in the aforesaid Operating Agreement.


                           Exhibit "E" - Page 2

     This agreement shall constitute a separate agreement as to each proration unit within the Unit Area. It shall inure to the benefit of and be binding upon the parties hereto, their successors, legal representatives and assigns. It shall become effective in accordance with its terms and shall remain in force and effect as long as the Operating Agreement to which it is attached remains in effect.


                           Exhibit "E" - Page 3

                                     EXHIBIT "H"

      Attached to and made a part of that certain Operating Agreement dated November 1, 1997, between Sue-Ann Production Company, as Operator, and Parallel Petroleum Corporation, et al, as Non-Operators


                          MEMORANDUM OF OPERATING AGREEMENT,
                      SECURITY AGREEMENT AND FINANCIAL STATEMENT

STATE OF TEXAS                Section
                              Section
COUNTY OF                     Section

      It is the intention of this instrument to reflect as a matter of record in all recording offices where necessary the creation, validity, priority and continuing effect of the liens and security interests created under that certain Model Form Operating Agreement, A.A.P.L. Form 160-1989, dated November 1, 1997, wherein Sue-Ann Production Company is named Operator ("Operator") and those signatory parties hereto are Non-Operators ("Non-Operators"), and pertaining to all oil, gas and other mineral estates of whatever nature owned by said parties in and under the lands described in Exhibit "A" attached hereto (the "Contact Area").

      In order to secure performance of all their obligations under said Operating Agreement (including, without limitation, the obligation for payment of expenses, interest and fees for development and operation of the Contract
Area), and to perfect the liens and security interest therein, each of the undersigned hereby grants to each of the other undersigned parties a lien and security interest upon all of the interest of each such party in all (i) oil, gas and other mineral interests of whatever nature in the Contract Area and in all lands pooled or unitized therewith, including, without limitation, oil and gas leasehold interests, oil, gas and mineral leasehold interests, production payments, royalty interests, overriding royalty interests, and net profits interests, whether now owned or hereafter acquired therein; (ii) oil, gas and other hydrocarbons and other minerals when extracted from the Contract Area or from lands pooled or unitized herewith; (iii) accounts rising in connection with said property (including, without limitation, accounts arising from the sale of oil, gas and other hydrocarbons and other minerals at the wellhead of wells located in the Contract Area or on lands pooled or unitized therewith); (iv) fixtures now or hereafter attached to or located on said property; (v) equipment, tools, wells, tanks, tubing goods and materials now or hereafter located on or used or obtained in connection with said property; (vi) inventory, contract rights, instruments, chattel paper and general intangibles which relate to or arise in connection with said-property; and (vii) proceeds from the items in which a lien or security interest is granted herein.

      Some of the personal property encumbered by said Operating Agreement hereby are, or are to become, fixtures in the Contract Area, or on lands pooled or unitized therewith, and the interest of each party in and to the oil, gas and other hydrocarbons and other minerals when extracted, and the accounts arising from the sale thereof, will be financed at the wellhead of the wells located in the Contract Area or on lands pooled or unitized therewith. The lien and security interest granted by each party extends and shall extend to all proceeds and products of all the property described herein as being subject to said lien and security interest. This instrument is to be filed for record or indexed as a financing statement in the Real Estate Records in each of the counties where the Contract Area, or part thereof, is located.

      A signed copy hereof may also serve as a financing statement under the Uniform Commercial Code, and a photographic or other reproduction hereof is sufficient as a financing statement.

      In addition to the purposes as stated hereinabove, this instrument is intended to give notice to third parties of the respective rights of each of the parties hereto under the referenced Operating Agreement and the rights of each party to undivided interests in the oil, gas and other minerals in the Contract Area, notwithstanding the fact that the Real Estate Records of the county where the Contract Area is located may show different rights than are reflected hereby. All of the terms and provisions of the referenced Operating Agreement are incorporated in and made a part hereof. A fully executed copy of said Operating Agreement is available for review at the offices of Operator.

                                 Exhibit "H" - page 1

Each signatory party hereof shall be deemed to have ratified and confirmed said Operating Agreement as to all of its terms and conditions.

      This instrument may be executed in several original counterparts by each of the undersigned, all of which shall be identical except that, to facilitate recording, there may be omitted from certain counterparts the parts of Exhibit "A" containing descriptions which relate to land located in counties other than the county in which the particular counterpart is to be recorded. Each counterpart shall be deemed an original binding upon each party executing the same, and all counterparts shall together constitute one and the same instrument. Operator is authorized to assemble individual counterparts into one instrument for recording purposes.

      For purposes of Uniform Commercial Code filings, and because liens are granted to and give to each party hereto, each party shall be deemed both Debtor and Secured Party.

      Dated and effective as of the date of the above-described Operating Agreement.

                                    OPERATOR:
                                    ---------


                                    SUE-ANN PRODUCTION COMPANY


                                    By: /s/ R. A. Marshall
                                       ----------------------------------------
                                    Printed Name: R. A. Marshall
                                                 ------------------------------
                                    Title:        President
                                          -------------------------------------


                                    NON-OPERATORS:

                                    PARALLEL PETROLEUM CORPORATION


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                    TAC RESOURCES, INC.


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                    ALLEGRO INVESTMENTS, INC.


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                    BETA OIL & GAS, INC.


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                 Exhibit "H" - page 2

                                    PEASE OIL & GAS COMPANY


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                    MEYER FINANCIAL SERVICES, INC.


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                    FOUR-WAY TEXAS, L.L.C.


                                    By:
                                       ----------------------------------------
                                    Printed Name:
                                                 ------------------------------
                                    Title:
                                          -------------------------------------


                                 Exhibit "H" - page 3

STATE OF TEXAS          )
                        )
COUNTY OF VICTORIA      )

      This instrument was acknowledged before me this 20th day of April, 1999, by R. A. Marshall, President of Sue-Ann Production Company, a Texas Corporation, on behalf of said corporation.



            CAROL L. GAYLE
[SEAL]      NOTARY PUBLIC                 /s/ Carol K. Gayle
            STATE OF TEXAS                ------------------------------------
      My Commission Expires 10-10-2000    Notary Public, State of Texas


STATE OF TEXAS          )
                        )
COUNTY OF MIDLAND       )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, ______________________ of
Parallel Petroleum Corporation, a Texas corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of Texas


STATE OF TEXAS          )
                        )
COUNTY OF               )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, ______________________ of
TAC Resources, Inc., a ____________ corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of Texas


STATE OF                )
                        )
COUNTY OF               )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, _____________________ of
Allegro Investments, Inc., a ____________ corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of ____________


                                 Exhibit "H" - page 4

STATE OF                )
                        )
COUNTY OF               )



      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, ______________________ of
Beta Oil & Gas, Inc., a ____________ corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of ____________


STATE OF                )
                        )
COUNTY OF               )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, ______________________ of
Pease Oil & Gas Company, a ____________ corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of ____________


STATE OF                )
                        )
COUNTY OF               )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________, ______________________ of
Meyer Financial Services, Inc., a ____________ corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of ____________


STATE OF                )
                        )
COUNTY OF               )

      This instrument was acknowledged before me this ______ day of _________, 1997, by ____________________________________________________________________ of
Four-Way Texas, L.L.C., a ________________ limited liability company, on behalf of said limited liability company.


                                          ------------------------------------
                                          Notary Public, State of ____________









                                 Exhibit "H" - page 5